Exhibit 99.2

Peer Group for PSUs Granted in FY2016

Adobe Systems

Akamai Technologies

Ansys, Inc.

Autodesk

Cadence Design Systems

Citrix Systems

Informatica

Intuit

Jack Henry & Associates

NetApp

Nuance Communications

OpenText

PTC, Inc.

salesforce.com

Symantec

Synopsys

Verint Systems

Verisign

VMWare